                                                                 EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Long Beach Financial Corporation on Form S-1 of our report dated February 14, 1997, appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.



/s/  DELOITTE & TOUCHE LLP
----------------------------
     Deloitte & Touche LLP

Costa Mesa, California
February 18, 1997